echo THERAPEUTICS

June 2013


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Forward Looking Statements

Any statements contained in this presentation that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein are based on current expectations of Echo Therapeutics, Inc. ("Echo"), but are subject to a number of risks and uncertainties. The factors that could cause actual future results to differ materially from current expectations include, but are not limited to, risks and uncertainties relating to Echo's ability to develop and obtain FDA approval of its Symphony® CGM System; the availability of substantial additional equity capital to support Echo's research, development and product commercialization activities; and the success of Echo's business, research, development, regulatory approval, marketing and distribution plans and strategies. These and other factors are identified and described in more detail in Echo's filings with the SEC, including, without limitation, its annual report on Form 10-K for the year ended December 31, 2012, its quarterly report on Form 10-Q for the quarter ended March 31, 2013 and its current reports on Form 8-K. Echo disclaims any intent or obligation to update these forward-looking statements.

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Echo Highlights

- Prelude® SkinPrep
  - Enabling technology for painless and significantly enhanced skin permeation
- Symphony® CGM System
  - Non-invasive, wireless, continuous blood glucose monitoring system
  - Multiple pilot studies in glucose monitoring conducted
- Significant market opportunity
  - $3 – 4 billion market in both critical care and diabetes outpatient use
- Extensive IP portfolio
- Numerous near-term catalysts

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Experienced Team

Name	Title	Past Experience
Patrick Mooney, M.D.	Chairman and CEO	Chairman and CEO, Aphton Corp. Senior Biotech Analyst, Thomas Weisel Partners
Chris Schnittker, CPA	SVP & CFO	Micromet, Cytogen & Sanofi Aventis
Samir Farah	VP Research & Development	Philips Healthcare, Abbott Diabetes Care
David Walton	VP Marketing & Commercial Development	J&J Diabetes Care (LifeScan, Animas), McNeil
Dan Sunday	VP Manufacturing & Global Supply Chain	J&J Diabetes Care (Animas)
Steve Perez	VP Quality Assurance	Ximedica, Boston Scientific
Mary McNamara-Cullinane	VP Regulatory & Clinical Affairs	Z-Medical, Molecular Biometrics
Key Advisors: Anthony Furnary, M.D. Jeffrey Joseph, D.O. Stanley Nasraway, M.D.		

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Why Continuous Glucose Monitoring?



Glucose
Time

Three Approaches to CGM


6mm

Transdermal



Subcutaneous



Intravenous

Degree of invasiveness

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Symphony® vs. Subcutaneous Sensors


Symphony
Epidermis
Capillary Bed
Dermis
Other approved CGMs
Subcutaneous Fat

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Prelude® SkinPrep Enabling Technology

- Removes outer layer of dead skin called stratum corneum
- Patented feedback control algorithm designed for safe and precise skin permeation
- Increased permeability allows both analyte extraction and drug delivery





Epidermis
Dermis
Stratum Corneum
Capillaries

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Symphony® CGM Glucose Monitoring System






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Prelude® SkinPrep

- Removes stratum corneum for accurate measurement of glucose
- Patented feedback control mechanism for optimal skin permeation

Transdermal Glucose Sensor

- Electro-chemical glucose sensor plus short-range wireless transmitter
- Affixed to area prepared with Prelude

Wireless Remote Monitor

- Accurate readings
- Compatible with ICU software
- Customizable early-warning alarms for hypo- or hyperglycemia

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U.S. CGM Market Opportunities – Critical Care

- TGC (tight glycemic control) Protocols in 80% of U.S. hospitals
- 6,000 hospitals in the U.S.
- 120,000 critical care beds in U.S.
- Hospitals currently spend up to $200/day in TGC[1]
- Nurses spend 2 hours/day per patient for TGC[2]
- Critical care market opportunity $1bn - $2bn


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1 *Hilleman D. Semin Thorac Cardiovasc Surg. 2006*

2 *Aragon D. Am J Crit Care. 2006*

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Europe CGM Market Opportunities – Critical Care

- TGC Protocols in 70%-90% of European hospitals[1,2]
- 60,000 critical care beds in Europe[3]
- Nurses spend 1.4 hours/day per patient for TGC [4]
- Critical care CGM market opportunity of $500 million
  Additional hospital non-critical care market opportunity



1 *Gakuba et al. ESICM poster. 2011*

2 *Sharpe et al., ESICM poster. 2011*

3 *Pearce, R (EUSoS). Lancet. 2012*

4 *Gartemann et al. ESICM poster. 2010*

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Symphony Market Opportunities – Diabetes

- Global glucose monitoring market is ~$12 billion and underpenetrated
- Diabetes Consumer Use
  - 350 million with diabetes worldwide
  - Outpatient CGM market opportunity greater than $1.5 billion and growing
- Potential Benefits of Symphony:
  - Improved glucose control
  - Access to real-time values, trend information and alerts
  - Convenience and comfort
  - Prevent complications associated with unwanted glucose excursions
  - Needle-free – reduced pain
  - Wireless



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Lifecycle Opportunities

- Hospital use beyond ICU
- Longer duration sensor life
- Integration with vital signs monitor
- Integration with insulin dosing software
- Integration with hospital information systems
- Outpatient diabetes
  - Integration with insulin pump
  - New mobile receiver
- Geographic expansion beyond North America and Europe
- Continued accuracy improvement

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Symphony – Clinical Study Summary

- Multiple pilot studies completed that suggest:
  - Symphony performance **consistent** and **effective** at monitoring glucose
  - Symphony accuracy appears superior to approved glucometers
  - Symphony reliable during studies
  - No safety concerns identified

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Symphony – Select Study Data

Study	Date	Patient type	# Patients	Data	MARD*	A + B (CG-EGA)
MR I	07/2008	T1/T2	10	1258	13.8	98.8*
MR II	11/2009	T1/T2	10	820	12.8	97*
MR III	09/2011	Healthy	12	1638	10.5	99.5*
MR IV	12/2011	T1/T2	20	2685	12.6	96.9*
Hospital Critical Care Pilot Study 3	5/2012	Critical Care	15	601	12.3	99.6*
Hospital Critical Care Pilot Study 4	08/2012	Critical Care	15	1208	9.0	99.2*
TOTAL			**82**	**8210**	**Wtd Avg: 11.8%**	**Wtd Avg: 98.3%**

* MARD – Mean Absolute Relative Difference

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Catalysts

Europe
- ✓ Complete ISO 13485 Audit
- ✓ Initiation of CE Mark Trial
- File CE Mark Technical File
- Gain CE Marking
- Launch Initial EU Countries
- Launch Additional EU Countries

United States
- FDA Pre-Submission
- FDA Meeting
- Initiation of Pivotal Trial
- File PMA
- Gain PMA Approval
- U.S. Launch

Globally
- Begin manufacturing scale-up for validation and product launch
- Potential strategic partnering arrangements

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